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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 27, 2001

SimpleTech, Inc.
(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (949) 476-1180

Simple Technology, Inc.
(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

    On September 27, 2001, SimpleTech, Inc. issued a press release announcing a stock repurchase program. A copy of the press release issued by us on September 27, 2001 concerning the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

  99.1
  Press Release disseminated September 27, 2001.

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMPLETECH, INC.

Date: October 2, 2001	By:	/s/ DAN MOSES Dan Moses Chief Financial Officer

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SIGNATURE